Exhibit 10.2
CHANGE ORDER
Impacts from Hurricanes Laura and Delta

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00035 DATE OF CHANGE ORDER: December 22, 2020

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes final and agreed-upon impacts to the Project caused by Hurricanes Laura (August 2020) and Delta (October 2020), and critical assistance provided by Contractor to Owner's O&M due to impacts caused by Hurricane Delta.

2.The detailed cost breakdown for this Change Order is detailed in Exhibits A.1, A.2 and A.3 of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34)	$7,299,785
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,024,192,358
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$2,937,860
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,130,218

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33)	$(9,733,372)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$447,962,628
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$447,962,628

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,472,154,986
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$2,937,860
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,475,092,846

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
January 7, 2021	December 22, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth - Add N2 Connection on Liquid & Hybrid SVT Loading Arm Apex

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00036 DATE OF CHANGE ORDER: December 22, 2020

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor's engineering, procurement and construction services to modify the Third Berth Liquid Arms (00K-2403A/D) and Hybrid Loading Arm (00K-2403B) to add a new connection at the Apex elbow which will facilitate supply of Nitrogen for purging liquid arm and vapor vent out.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35)	$10,237,645
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,130,218
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,130,218

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27, 30-31, 33)	$(9,733,372)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$447,962,628
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$492,448
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$448,455,076

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,475,092,846
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$492,448
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,475,585,294

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MDR Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
January 13, 2021	December 22, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Design Vessels Update

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00037 DATE OF CHANGE ORDER: December 22, 2020

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor's engineering and procurement services to perform an analysis to confirm the adequacy of the Third Berth design to accommodate 200,000m3 and Q4000 LNG vessels.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35)	$10,237,645
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,130,218
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,130,218

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36)	$(9,240,924)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$448,455,076
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$144,247
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$448,599,323

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,475,585,294
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$144,247
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,475,729,541

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
January 4, 2021	December 28, 2020
Date of Signing	Date of Signing

CHANGE ORDER
Train 6 PV-16002 & FV-15104 Valve Trim Upgrades

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00038 DATE OF CHANGE ORDER: January 21, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s cost to remove the original Train 6 Design Basis valves PV-16002 and FV-15104 (“Original Valves”) and install in their place the SPL O&M-supplied PV-16002 and FV-15104 fully assembled warehouse valve bodies with upgraded trim and internals (“Upgraded Valves”). The Upgraded Valves are designed to increase operation efficiency between defrost cycles. Upon removal of the Original Valves, Contractor shall furnish to SPL O&M warehouse for asset transfer.

2.The equipment warranty coverage for the Upgraded Valves shall be maintained by Owner; however, Contractor shall warranty the installation. Additionally, Contractor shall continue to maintain the equipment warranty coverage for the Original Valves unless Owner later elects for Contractor to assign the warranty for the Original Valves to Owner.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35)	$10,237,645
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,130,218
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$46,801
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,177,019

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37)	$(9,096,677)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$448,599,323
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$448,599,323

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,475,729,541
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$46,801
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,475,776,342

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): Yes; see Section 1 above.
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
February 11, 2021	January 21, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Design Update to Supply Bunkering Fuel

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00039 DATE OF CHANGE ORDER: February 11, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s cost to perform an evaluation of the feasibility of loading small-scale LNG carriers or barges that would supply LNG as bunkering fuel at the Third Berth. The detailed scope of services of this Change Order is detailed in Exhibit C of this Change Order.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38)	$10,284,446
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,177,019
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,177,019

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37)	$(9,096,677)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$448,599,323
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$698,868
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$449,298,191

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,475,776,342
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$698,868
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,476,475,210

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a):
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
February 15, 2021	February 12, 2021
Date of Signing	Date of Signing

CHANGE ORDER
LNG Benchmark 7 Elevation Change

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00040 DATE OF CHANGE ORDER: February 11, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), the Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to perform the following services to accommodate the change in the revised plant monument Benchmark LNG 7:

a.Revise all impacted design drawings to reflect the current plant monument Benchmark LNG 7 elevation of 10.598’ NAVD 88, including raising the Third Berth Loading Platform and Trestle, Dolphins, site grade and drainage to reflect the 1.137’ correction factor.

b.Redesign for trestle abutments, Trestle Piperack Module 4 as well as reassessments of foundations for Module 3 Trestle Piperack due to elevation change.

c.Rework of piping design and cable trays in Module 4 to allow tie-in to existing tie-in pipe rack elevations on land.

d.Modification to Outfall to maintain the same crossing location of the condensate line with resulting shorter culvert length.

e.Civil soil improvement Works to incorporate these changes to revised plant monument Benchmark LNG 7 height.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38)	$10,284,446
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,177,019
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,177,019

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39)	$(8,397,809)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$449,298,191
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$2,239,459
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$451,537,650

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,476,475,210
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$2,239,459
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,478,714,669

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a):
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
February 15, 2021	February 12, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Costs to Comply with SPL FTZ (Excluding Pipe Spools)

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00041 DATE OF CHANGE ORDER: February 12, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order reflects Contractor’s costs to comply with Owner’s Foreign-Trade-Zone No. 291 in Cameron, Louisiana (the “FTZ”) for FTZ entries, bonded transports, final receipt and forecasted removal / return costs of all material (excluding Above-Ground pipe spools imported from Turkey).

2.The Parties previously executed Change Order CO-00004 (Foreign Trade Zone), dated 2 July 2019, which defines responsibilities of Owner and Contractor with respect to FTZ compliance.

3.The Parties previously executed Change Order CO-00013 ((Cost to Comply with SPL FTZ (FTZ Entries, Bonded Transports and Receipt for AG Pipe Spools Only)), dated 26 February 2020, which included the costs to comply with FTZ for Above-Ground spools imported from Turkey.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38)	$10,284,446
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,177,019
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$325,840
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,027,502,859

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37)	$(6,158,350)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$451,537,650
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$451,537,650

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,478,714,669
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$325,840
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,479,040,509

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria for Subproject 6(a) (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria for Subproject 6(b) (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement for Subproject 6(b): N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Sr. Project Manager
Title	Title
February 23, 2021	February 12, 2021
Date of Signing	Date of Signing

CHANGE ORDER
COVID-19 Impacts 1Q2021

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00042 DATE OF CHANGE ORDER: March 12, 2021

The Agreement between the Parties listed above is changed as follows:
1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s costs for the first quarter of 2021 (“Q1”) (actuals through January 2021 and forecasted costs through March 2021), in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications for Q1:

i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely or in the Houston home office.

ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no planned shutdown in Q1.

iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).

iv.No major COVID-19 infection outbreak on the Jobsite resulting in: (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 9 March 2021 shall remain unchanged through the end of Q1. New government orders shall be subject to separate notices and Change Orders, if applicable.

vi.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.

vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.

viii.Any changes in the above assumptions and qualifications and additional costs beyond Q1 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 9 March 2021; and should all the qualifications and assumptions above remain as stated, Contractor does not anticipate any schedule impacts to the Project on the critical path of the CPM Schedule through Q1. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41)	$10,610,286
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,027,502,859
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$2,188,468
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,029,691,327

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37)	$(6,158,350)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$451,537,650
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$45,153,765

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,479,040,509
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$2,188,468
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,481,228,977

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
March 22, 2021	March 16, 2021
Date of Signing	Date of Signing